Old Westbury Funds, Inc.
Prospectus

Old Westbury All Cap ESG Fund OWSIX

March 1, 2021

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OLD WESTBURY FUNDS, INC.

Prospectus
March 1, 2021

Bessemer Investment Management LLC—the
Investment Adviser (the “Adviser”) to the Old Westbury All Cap ESG Fund
(the “Fund”)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FUND SUMMARY

Old Westbury All Cap ESG Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.59%
Total Annual Fund Operating Expenses	1.34%
Less Fee Waiver(1)	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.00%

(1)

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.00%. This commitment may not be changed or terminated at any time before October 31, 2024 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$331	$643	$1,529

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Adviser will seek to achieve the Fund’s investment goal by using a quantitative approach to invest in companies that, on an overall portfolio level, achieve a higher “ESG” score than the Fund’s benchmark. ESG refers to environmental, social, and governance factors. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of any market capitalization or sector that meet the Adviser’s ESG sustainability criteria. The Adviser’s investment process combines ESG scores with a proprietary quantitative process.

ESG scores are provided by a third party vendor who measures a company’s management of industry-relevant ESG-related risks and opportunities. Scores are based on a checklist approach of numerous underlying ESG metrics, such as environmental policies and systems, employee diversity programs, workplace safety programs and board independence. The vendor weights ESG factors differently by industry, depending on materiality to that particular industry, meaning those issues that could cause the most significant business and/or environmental/social impacts if not managed well. Companies are then scored relative to their industry peers on a scale of 0 to 100. The Adviser also uses a proprietary quantitative process that scores a universe of publicly-traded companies based on multiple fundamental factors that encompass valuation, profitability, earnings quality, and business risk. Companies are ranked based on these factors. In constructing the Fund’s portfolio, companies scoring in the bottom ESG quintile are excluded from the investment universe, and the ESG-eligible companies are overlaid on top of the universe of companies ranked by fundamental factors. A proprietary optimization process systematically selects and weights stocks in a manner that achieves a higher ESG score relative to the benchmark. As a result, the Fund’s holdings will consist of a subset of the eligible ESG investable universe.

The Adviser monitors the Fund’s portfolio for escalating ESG controversies such as business incidents that may have a negative impact on the environment and society. The Adviser may exclude companies with significant ESG-related controversies.

The Fund has no restrictions as to the size of the companies in which it invests. The Fund may invest in what generally are considered small-cap stocks, mid-cap stocks, and large-cap stocks. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts, Global Depositary Receipts, or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Fund” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

ESG Focus Risk—The Fund’s ESG focus may cause it to perform differently than funds that invest in securities that do not consider ESG scores when selecting investments. The Fund’s ESG focus may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the Fund to do so. The Fund’s consideration of ESG factors in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, including risks related to climate change and political and regulatory changes, which may impact the Fund’s investment performance. The Fund utilizes ESG scores obtained through a third-party vendor’s rating methodology. There can be no assurance that the rating methodology will perform as anticipated or enable the Fund to achieve its investment objective.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions.

Market Capitalization Risk—To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and relatively less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business, and social frameworks to support securities markets.

Quantitative Investment Strategy Risk—The Fund is managed using a quantitative process. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI Index (Net). The Net performance figures of the index reflect no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was 16.41% (quarter ended 6/30/2020) and the lowest return for a quarter was (22.96)% (quarter ended 3/31/2020).

Average Annual Total Returns (for the periods ended 12/31/2020)	1 Year	Since Commencement of Operations (3/1/2018)

Fund Return Before Taxes	6.50%	6.29%

Fund Return After Taxes on Distributions	6.17%	5.96%

Fund Return After Taxes on Distributions and Sale of Shares	4.07%	4.92%

MSCI ACWI Index (Net) (reflects no deduction for fees, expenses or income taxes)	16.25%	10.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 630 Fifth Avenue, New York, New York 10111.

Portfolio Managers.

Dr. Qiang Jiang, PhD, Managing Director and Director of Investment Quantitative R&D at the Adviser, has managed the Fund since March 1, 2018.

Mr. Y. Gregory Sivin, Principal and Director of Quantitative Portfolio Management at the Adviser, has managed the Fund since March 1, 2018.

Ms. Desiree C. Davis, Principal of the Adviser, has managed the Fund since July 8, 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 5 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 5 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

To open an account with the Fund, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In certain circumstances, these minimums may be waived or lowered at the Fund’s and/or the Adviser’s discretion. Shares of the Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent (as defined below). Shares of the Fund will be sold at its next determined net asset value (“NAV”). Notwithstanding the foregoing, the Fund and the Adviser reserve the right to reject any purchase request at any time, for any reason.

For additional information regarding the purchase and sale of Fund shares, please turn to the sections entitled “What Do Shares Cost?” on page 10, “How Do I Purchase Shares?” on page 11 and “How Do I Redeem Shares?” on page 12 of this Prospectus.

FINANCIAL INTERMEDIARY COMPENSATION

The Fund pays Bessemer Trust Company, N.A. (“Bessemer”) a shareholder servicing fee for certain shareholder support services. Bessemer may in turn engage other parties including broker/dealers, banks, trust companies, investment advisers and other financial institutions and intermediaries to provide such shareholder support services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. For additional information, please turn to the section entitled “Distribution and Shareholder Servicing of Fund Shares” on page 17 of this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Goals

The investment goal of the Fund described above is not fundamental and may be changed without shareholder approval by the Board of Directors (the “Board”).

Risks of Investing in the Fund

The following is a description of the principal risks specific to an investment in the Fund. The Fund’s Statement of Additional Information (“SAI”) includes further information about the Fund, its investments and related risks.

ESG Focus Risk—The Fund’s ESG focus may cause it to perform differently than funds that invest in securities that do not consider ESG scores when selecting investments. The Fund’s ESG focus may affect the Fund’s exposure to certain companies and industries and result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might otherwise be disadvantageous for the Fund to do so. A company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s investment strategy. The Fund’s consideration of ESG factors in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, including risks related to climate change and political and regulatory changes, which may impact the Fund’s relative investment performance. The Fund utilizes ESG scores obtained through a third-party vendor’s rating methodology. There can be no assurance that the rating methodology will perform as anticipated or enable the Fund to achieve its investment objective.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. The price of an equity security can decrease significantly in response to the above conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively impact the Fund’s performance.

Market Capitalization Risk—To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and relatively less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions or other government restrictions. These factors can make foreign investments, especially those in emerging markets, more volatile and relatively less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return. Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time. Although depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Quantitative Investment Strategy Risk—The Fund may invest in securities using a quantitative process. The success of this strategy depends on the effectiveness of the process in screening securities for inclusion in the Fund’s portfolios. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. Relying on risk and quantitative models entails the risks that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may not be successful in selecting securities for investment or determining the weighting of particular securities in the Fund. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks through the use of risk-based and/or quantitative models. International investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional and economic developments. These risks are generally greater for investments in emerging markets.

Liquidity Risk—A Fund may not be able to sell securities or other investments in a timely manner at desired prices or without significant dilution to remaining investors’ interests. During periods of reduced market liquidity, the difference between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a security readily at a price that reflects what the Fund believes it should be worth. Investments that are relatively less liquid can also become more difficult to value. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstance where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The Funds have implemented a liquidity risk management program pursuant to a rule adopted by the SEC, which could potentially impact the Funds’ performance and ability to achieve their investment objectives.

Certain Tax Risk—The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In addition, certain Fund investments may generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. While a portion of a Fund’s income distributions may qualify as tax-advantaged qualified dividends, enabling certain investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of a Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the portion, if any, of a Fund’s distributions that qualifies for favorable tax treatment may be affected by IRS interpretations of the Code, and future changes in tax laws and regulations.

Investments in Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including ETFs, as an efficient means of carrying out its investment policies. Investment companies, including ETFs, incur certain expenses such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. To the extent the Fund invests in the securities of other investment companies, the acquired investment companies’ fees and expenses are reflected in the Fund’s fees and expenses.

The Fund may invest in investment companies, including ETFs, in excess of 1940 Act limitations on investments in other investment companies in reliance on SEC exemptive orders obtained by such investment companies.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.) in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons. This may cause the Fund to temporarily forego greater investment returns for the safety of principal and the Fund may therefore not achieve its investment goal.

Regulation under the Commodity Exchange Act

The Adviser has claimed an exclusion from the definition of a commodity pool operator (“CPO”) with respect to its management of the Fund pursuant to Commodity Futures Trading Commission Rule 4.5. Therefore, the Adviser is not subject to regulation as a CPO under the Commodity Exchange Act, as amended, with respect to its management of the Fund. In order to rely on the Rule 4.5 exclusion, the Fund must limit its investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures transactions).

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

WHO MANAGES THE FUND?

The Board governs the Fund. The Board oversees Bessemer Investment Management LLC, the Fund’s investment adviser and a wholly-owned subsidiary of Bessemer.

Adviser

The Adviser manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services with total assets under supervision of approximately $188 billion as of December 31, 2020.

For its services under the Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
All Cap ESG Fund	0.75%	0.70%	0.65%

For the fiscal year ended October 31, 2020, the Fund paid the actual advisory fees, net of waivers and as a percentage of its average net assets of 0.41%.

Information regarding the factors considered by the Board in connection with the most recent approvals of the Investment Advisory Agreement is provided in the Fund’s Annual Report for the fiscal year ended October 31, 2020.

The Adviser has contractually committed through October 31, 2024 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses, if any, of the Fund at 1.00%. These commitments may be changed or terminated at any time with the approval of the Board. The Adviser may choose voluntarily to reimburse a portion of its advisory fee at any time.

The SAI contains additional information about the Adviser, as well as the Fund’s other service providers.

Portfolio Managers

The Fund is managed by an investment team. The individuals primarily responsible for the day-to-day investment management of the Fund are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Fund is available in the SAI.

Dr. Qiang Jiang, PhD, is a Managing Director and Director of Investment Quantitative R&D at the Adviser. Dr. Jiang joined the Adviser in 2007. Prior to joining the Adviser, Dr. Jiang worked for Bessemer, an affiliate of the Adviser, since 2002. Prior to joining Bessemer, Dr. Jiang was a consultant for Schroders from 1997 to 2000, and the Bank of New York Mellon (which acquired Schroders) from 2000 to 2001. Dr. Jiang worked at Rutgers University as a research fellow, responsible for research in the areas of interfacial phenomena and ultra-low temperature physics, and completed both a M.S in Electrical Engineering & Computer as well as his Doctoral program in Physics in 1991. Dr. Jiang earned a B.S. from Fudan University in 1985.

Mr. Y. Gregory Sivin is a Principal and Director of Quantitative Portfolio Management at the Adviser. Mr. Sivin joined the Adviser in 2011. Prior to joining the Adviser, Mr. Sivin was a portfolio manager and investment product developer at IndexIQ from 2007 to 2009. Before that, Mr. Sivin worked at Deutsche Investment Management as a portfolio manager and quantitative analyst from 2000 to 2007. Mr. Sivin earned a M.S. in Applied Statistics and Decision Making from Fordham University in 2016 and a B.S. in Applied Mathematics and Statistics from Stony Brook University in 1992.

Ms. Desiree C. Davis is a Principal of the Adviser and Senior Manager Research of External Manager Solutions at Bessemer. Ms. Davis joined the Adviser in June 2020. She worked at Bessemer from 2000 to 2004 where she served as Assistant Vice President in Bessemer’s Private Equity Fund of Funds group and later rejoined Bessemer in January 2011 in the External Manager Solutions group. Prior to joining the Adviser and its affiliate Bessemer, Ms. Davis worked at Piper Jaffray from 2006 to 2010, focusing on restructuring transactions in the investment banking group. Ms. Davis earned an MBA from the University of Southern California in 2006 and a BS in Finance from Miami University in Ohio in 2000.

WHAT DO SHARES COST?

You can buy shares of the Fund at NAV, without a sales charge, on any day the New York Stock Exchange (“NYSE”) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. Your purchase order must be received in proper form by 4:00 p.m. (Eastern time) in order to receive that day’s NAV. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

The Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of the Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Fund are valued in such manner as the Board, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Fund’s Pricing Committee, with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other assets, including real assets and derivatives for which readily available market quotations are not generally available. In addition, the Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which the Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when the Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board has adopted valuation policies and procedures for determining the value of Fund shares. The Board receives and reviews quarterly reports from the Fund’s Pricing Committee regarding any valuation issues that arose during the preceding quarter.

To open an account with the Fund, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In certain circumstances, these minimums may be waived or lowered at the Fund’s or Adviser’s discretion.

HOW DO I PURCHASE SHARES?

Each prospective investor in the Fund must first submit an account application in proper form. An account application may be rejected at the discretion of the Fund and/or Adviser at any time and for any reason. Once an application is approved, shares of the Fund may be purchased by mail or by wire directly with the transfer agent of the Fund, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), or through broker/dealers or other financial institutions that have an agreement with the Fund’s distributor, Foreside Funds Distributors LLC (the “Distributor”) (a “Selling Agent”). Notwithstanding the foregoing, the Fund and the Adviser reserve the right to reject any purchase request at any time, for any reason. See also “Market Timing Policies.”

If you purchase shares directly with the Transfer Agent, your account will be maintained by the Transfer Agent. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

By Mail

Through a Selling Agent

Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Fund in which you are investing (see “Additional Conditions—Transactions Through Selling Agents”).

Directly with the Transfer Agent

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application;

•	Obtain written Adviser approval; and

•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

Subsequent investments in the Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

The Fund will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

By Wire

Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Transfer Agent.

Through a Selling Agent

Contact your Selling Agent for instructions.

Directly with the Transfer Agent

If you do not have a relationship with a Selling Agent, you may purchase shares directly by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

Complete applications should be directed to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of the Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent. Redemptions will only be made on days when the Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made. Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Selling Agent

Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Selling Agent

Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

For additional assistance, call (800) 607-2200.

Additional Conditions

Transactions Through Selling Agents

Selling Agents are authorized to accept purchase orders on behalf of the Fund at the Fund’s NAV next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you a transaction fee on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Fund nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

Signature Guarantees

You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to you at an address other than the one you have on record with the Fund;

•	when your account address has changed within the last ten business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the SEC, or by other order of the SEC.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to ten business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Fund makes every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

You may exchange shares of the Fund for shares of any of the other funds offered in the registrant’s registration statement dated March 1, 2021, free of charge, provided you meet the $1,000 minimum initial investment requirement. In certain circumstances, these minimums may be waived or lowered at the Fund’s and/or the Adviser’s discretion. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Fund and the Adviser reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Fund will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 9767 Providence, RI 02940-9767 or by calling (800) 607-2200. Please provide the following information:

•	your name and telephone number;

•	the exact name on your account and account number;

•	taxpayer identification number (usually your Social Security number);

•	dollar value or number of shares to be exchanged;

•	the name of the Fund from which the exchange is to be made; and

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Fund is not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Fund. The Fund’s Board has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of the Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of the Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Fund reserves the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Fund reserves the right to reject any purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Fund and its shareholders, the Fund reserves the right to permanently refuse purchase and/or exchange requests.

The Fund does not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Fund has not created any arrangements, such as an automated exchange or redemption program that would permit frequent trading. The Board receives periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Fund will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Fund may not be able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Fund on the record date. Distributions of any net investment income (dividends and interest less net expenses) are paid at least annually for the Fund. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before the Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Fund has built up, or have the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Important Note Regarding “Lost Shareholders”

If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable.” In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments.

In order to change the option back to “cash” you would need to send the Transfer Agent written instructions as described above.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in the Fund. Please see the SAI for additional income tax information, including federal, state and local income tax information.

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders of the Fund may be able to deduct a portion of their distributions when determining their taxable income.

Currently, an individual’s net long-term capital gain is generally subject to a maximum federal tax rate of 20%. Distributions of net capital gain that are derived from the sale or disposition of collectibles are currently taxable at a 28% rate. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its investments in certain U.S. and foreign corporations is currently subject to a maximum federal tax rate of 20% (“QDI”), as long as certain holding period requirements are met by you for your Fund shares and by the Fund for its investments in the stock producing such dividends.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by the Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

Taxable distributions from the Fund generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will report to you the federal income tax status of your distributions for the year.

If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS that would require you to include a pro rata portion of the Fund’s foreign taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. It is not expected that the Fund will be eligible for this election.

As a regulated investment company for federal income tax purposes, the Fund must derive at least 90% of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a regulated investment company. The Fund intends to limit its investments in commodity-linked derivatives in a manner designed to maintain their qualification as regulated investment companies under the Code. However, the IRS may not agree with determinations made by the Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares generally will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Cost Basis Reporting

The Fund is required to report to the IRS and furnish to you annually on Form 1099-B the cost basis information for the Fund’s shares purchased or acquired on or after January 1, 2012, and sold on or after that date. In addition to the requirement that the Fund report the gross proceeds from the sale of the Fund’s shares, the Fund also is required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of the Fund’s shares, the Fund will permit you to elect from among several IRS-accepted cost basis methods, including average cost basis. In the absence of an election, cost basis will be calculated using the Fund’s default method of average cost. The cost basis method elected by you (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. At any time, you may designate a new election for future cost basis calculations.

You should carefully review the cost basis information provided by the Fund and make any adjustments that are required when reporting these amounts on federal income tax returns. If your account is held by an investment representative (financial advisor, broker or other nominee), you should consider contacting that representative with respect to reporting of cost basis and available elections for your account. You are encouraged to refer to the appropriate IRS regulations or consult your tax advisor to obtain more information about cost basis reporting and, in particular, to determine the best IRS-accepted cost basis method for your personal tax situation.

For shares of the Fund purchased or acquired on or before December 31, 2011, and sold on or after that date, the Fund is required to report only the gross proceeds from the sale of the Fund’s shares.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter to the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Fund has adopted a shareholder servicing plan. Under this plan, the Fund has entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to the Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, the Fund pays an annual fee of 0.20% of its average daily net assets. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from the Fund. Because the shareholder servicing fees paid to Bessemer are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

INDEX DESCRIPTION

Below is a description of the index for the Fund as of January 31, 2021. You cannot invest directly in an index.

MSCI ACWI Index (Net): The MSCI ACWI Index (Net) captures large and mid cap representation across 23 Developed Markets and 27 Emerging Markets countries. With 3,046 constituents, the index covers approximately 85% of the global investable equity opportunity set.

FINANCIAL INFORMATION

Financial Highlights

The following financial highlights are intended to help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all distributions.

Information for the past five fiscal years ended October 31, 2020 has been audited by Ernst & Young LLP, whose report, along with the Fund’s audited financial statements, is included in the Annual Report which is available upon request free of charge.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–ALL CAP ESG FUND
(For a share outstanding throughout each period)

	Year Ended October 31,		Period From March 1, 2018[a] to October 31,
	2020	2019	2018
Net asset value, beginning of period	$10.39	$9.63	$10.00

Investment Operations:
Net investment income	0.15 [b]	0.23 [b]	0.15 [c]
Net realized and unrealized gains/(losses)	(0.40)	0.67	(0.52)

Total from investment operations	(0.25)	0.90	(0.37)

Distributions:
Net investment income	(0.23)	(0.14)	—

Total distributions	(0.23)	(0.14)	—

Net asset value, end of period	$9.91	$10.39	$9.63

Total return	(2.5)%	9.5%	(3.7)%[d]

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$40,192	$38,575	$30,003
Ratio of expenses to average net assets before expense waivers	1.34%	1.50%	1.64%[e]
Ratio of expenses to average net assets after expense waivers	1.00%	1.00%	1.00%[e]
Ratio of net investment income to average net assets	1.52%	2.32%	2.30%[e]
Portfolio turnover rate	40%	57%	33%[d]

[a]	Commencement of Investment Operations.

[b]	Calculated based on the average shares method for the year.

[c]	Calculated based on the average shares method for the period.

[d]	Not Annualized.

[e]	Annualized.

OLD WESTBURY FUNDS, INC.

Shareholder Privacy

Below is a summary of the non-public personal information that we may collect and maintain during the course of our relationship, our policy regarding the use of that information, and the measures we take to safeguard that information. We do not sell non-public personal information to anyone and only share it with others as described below.

Information We Collect

In the course of our business relationship, we may obtain non-public personal information about you, including:

•	Information we receive from you in applications, forms, or other documents (such as your name, address, and social security number, driver’s license number, and state identification card number).

•	Information about your investments or transactions with us.

Disclosure Policy

We will not disclose your non-public personal information except as permitted or required by law. For example, we may disclose such non-public personal information to affiliated or unaffiliated service providers that provide assistance in servicing or maintaining your account or other business relationship such as, mailing shareholder reports or providing periodic account statements or to third parties in response to a subpoena or regulatory inquiry. We may also disclose your non-public personal information to governmental entities such as sending annual income statement to the U.S. Internal Revenue Service.

Information Security

We require our service providers with whom your non-public personal information is shared to adopt policies and procedures reasonably designed to restrict access to and use of your non-public personal information and to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

This information is being provided in accordance with the provisions of Section V of the Gramm-Leach-Bliley Act and the regulations of Securities and Exchange Commission issued thereunder.

A Statement of Additional Information (SAI) dated March 1, 2021 is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at (800) 607-2200. The Fund does not make its SAI or Annual and Semi-Annual Reports available through the internet because the Fund does not have a web site.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

Cusip 680414885

Investment Company Act file no. 811-07912

OWF_A21-2103PROSESG	Old Westbury Funds, Inc.	03/21